                                                                    Exhibit 10.8


          AMENDMENT AND RESTATEMENT AGREEMENT dated as of October 20, 1999
               (this "Amendment and Restatement"), in respect of the US$2,000,000,000 Credit Agreement dated as of November 23, 1994, as amended and restated as of October 21, 1998 (the "Credit Agreement" and, as amended by this Amendment and Restatement, the "Amended and Restated Credit Agreement"), among Joseph E. Seagram & Sons, Inc. (the "Borrower"), The Seagram Company Ltd., J.E. Seagram Corp., the Lenders party thereto, The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "Administrative Agent"), Citibank, N.A., as Syndication Agent, and Bank of Montreal, as Documentation Agent.


          The Borrower has requested that the Credit Agreement be amended and restated as set forth below, and the parties hereto are willing so to amend and restate the Credit Agreement. Each capitalized term used but not defined herein has the meaning assigned thereto in the Credit Agreement. Concurrently herewith, the Borrower and The Seagram Company Ltd. are entering into amendments (the "Other Amendments"), similar to those described in Section 1(b) below, with respect to (i) the US$6,500,000,000 Credit Agreement dated as of October 21, 1998, among the Borrower, The Seagram Company Ltd., J.E. Seagram Corp., the lenders party thereto, The Chase Manhattan Bank, as administrative agent, Citibank, N.A., as syndication agent, and Bank of America NT&SA and Bank of Montreal, as co-documentation agents, and (ii) the US$1,100,000,000 Credit Agreement dated as of December 21, 1994, as amended and restated as of October 23, 1998, among the Seagram Company, Ltd., the lenders party thereto and Bank of Montreal, as administrative agent.

          In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

          SECTION 1. Amendments. Upon the effectiveness of this Amendment and Restatement as provided in Section 3 below, the Credit Agreement shall be amended and restated in its current form, but with the following changes:

          (a) Pricing Grid. The definition of "Applicable Rate" is hereby amended by (i) replacing "50%" with "33.3%" in clauses (i) and (ii) of the proviso to the first sentence thereof, (ii) replacing "0.075%" with "0.250%" in such proviso and (iii) replacing the chart with the following:


-----------------------------------------------------------------
            Index Debt          Eurodollar       Facility Fee
            ----------          ----------       ------------
             Ratings:            Spread              Rate
             --------            ------              ----
-----------------------------------------------------------------
            > = A-/A3             0.51%              0.09%
-----------------------------------------------------------------
            BBB+/Baa1             0.55%              0.10%
-----------------------------------------------------------------
             BBB/Baa2            0.575%             0.125%
-----------------------------------------------------------------
            BBB-/Baa3             0.60%              0.15%
-----------------------------------------------------------------
             BB+/Ba1             0.725%             0.225%
-----------------------------------------------------------------
            <BB+/Ba1              1.00%              0.25%
-----------------------------------------------------------------


          (b) General Amendments. (i) The definition of "Leverage Ratio" in the Credit Agreement is hereby amended by adding at the end thereof the following new sentence:

          For purposes of calculating the Leverage Ratio, Total Debt shall not include 90% of the Indebtedness under the 7.50% Adjustable Conversion-rate Equity Security Units in the form issued on June 15, 1999 (including under the subordinated deferrable notes that are a part thereof).

          (ii) Section 6.01(e) of the Credit Agreement is hereby amended by adding the words "and the aggregate amount of other payment obligations" after the word "Indebtedness" in clause (A) thereof and by deleting the word "and" at the end thereof.

          (iii) Section 6.01(f) of the Credit Agreement is hereby amended (A) by adding the words "and other payment obligations" after the words "other Liens to secure Indebtedness" therein, (B) by adding the words "and the aggregate amount of other payment obligations" after the words "principal amount of Indebtedness" therein and (C) changing the period to a semi-colon and by adding the word "and" at the end thereof.

          (iv) the following new Section 6.01(g) is hereby added to the Credit Agreement after Section 6.01(f) thereof:

          (g) Liens on equity interests in special purpose entities securing only Indebtedness and other obligations of such entities that was incurred for the purpose of financing (including through securitizations) films, television programming, music and other intellectual property.

          (v) Clause (v) of Section 6.04 of the Credit Agreement is hereby deleted and replaced with:

          (v) clause (a) of the foregoing shall not apply to prohibitions, restrictions and conditions arising pursuant to contractual arrangements (other than arrangements with respect to Indebtedness) entered into in the ordinary course of business relating to (I) specific items of property (other than equity interests) or (II) the equity interests of special purpose vehicles that own no material assets other than the specific items of property referred to in clause (I) subject to such contractual arrangements; provided that (x) such prohibitions, restrictions and conditions apply only to such specific items of property and such equity interests of special purpose vehicles which are subject to such contractual arrangements and (y) if the aggregate amount (without duplication) of property and equity interests of special purpose vehicles subject to such prohibitions, restrictions or conditions exceeds 5% of the Consolidated Total Assets of Seagram at any time, the amount of such excess (the "Restricted Property Amount"), when added to (A) the aggregate principal amount of Indebtedness and the aggregate amount of other payment obligations secured by Liens permitted only by paragraph (f) of Section
     6.01 and (B) the aggregate amount of Attributable Debt of Sale and Lease-Back Transactions permitted only by paragraph (e) of Section 6.01 shall not exceed 15% of the Consolidated Total Assets of Seagram at such time,

          SECTION 2. Representations and Warranties. Each of the Borrower and the Guarantors represents and warrants as of the date hereof to each of the Lenders that:

          (a) Before and after giving effect to this Amendment and Restatement, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

          (b) Immediately before and after giving effect to this Amendment and Restatement, no Event of Default or Default has occurred and is continuing.

          SECTION 3. Conditions to Effectiveness. The amendments set forth in
Section 1 of this Amendment and Restatement shall become effective, as of the date hereof, on the date (the "Amendment Closing Date") on which (i) the Administrative Agent shall have received (A) counterparts of this Amendment and Restatement that, when taken together, bear the signatures of the Borrower, the Guarantors, the Administrative Agent, and the Required Lenders and (B) payment of the fees described in the Fee Letter dated as of October 1, 1999, between the Borrower, The Chase Manhattan Bank and Chase Securities Inc. and all expenses of the Administrative Agent as described in Section 7, to the extent such expenses have been invoiced prior to the Amendment Closing Date, and (ii) the Other Amendments shall have become, or shall simultaneously become, effective in accordance with their terms.

          SECTION 4. Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Credit Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

          SECTION 5. APPLICABLE LAW. THIS AMENDMENT AND RESTATEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6. Counterparts. This Amendment and Restatement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

          SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses incurred by it in connection with this Amendment and Restatement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed by their respective authorized officers as of the day and year first written above.


                    JOSEPH E. SEAGRAM & SONS, INC.,

                      by
                         /s/ John R. Preston
                         ---------------------------------------
                         Name: John R. Preston
                         Title: Vice President &
                         Treasurer


                    THE SEAGRAM COMPANY LTD.,

                      by
                         /s/ John R. Preston
                         ---------------------------------------
                         Name: John R. Preston
                         Title: Vice President &
                         Treasurer


                    J.E. SEAGRAM CORP.,

                      by
                         /s/ John R. Preston
                         ---------------------------------------
                         Name: John R. Preston
                         Title: Vice President &
                         Treasurer


                    THE CHASE MANHATTAN BANK,
                    individually and as
                    Administrative Agent,
                      by
                         /s/ Robert T. Sacks
                         ---------------------------------------
                         Name: Robert T. Sacks
                         Title: Managing Director


                    CITIBANK, N.A., individually and as Syndication Agent,

                      by
                         /s/ Elizabeth Minnella
                         ---------------------------------------
                         Name: Elizabeth Minnella
                         Title: Vice President

                    BANK OF MONTREAL, individually and as
                    Documentation Agent,

                      by
                         /s/ Jeffrey N. Wieser
                         ---------------------------------------
                         Name: Jeffrey N. Wieser
                         Title: Managing Director


                    BANK OF AMERICA, N.A., individually
                    and as Co-Documentation Agent

                      by
                         /s/ Thomas J. Kane
                         ---------------------------------------
                         Name: Thomas J. Kane
                         Title: Vice President


                    BANQUE NATIONALE DE PARIS

                      by
                         /s/ Sophie Revillard Kaufman
                         ---------------------------------------
                         Name: Sophie Revillard Kaufman
                         Title: Vice President

                      by
                         /s/ Gwen Abbott
                         ---------------------------------------
                         Name: Gwen Abbott
                         Title: Assistant Vice President

                    ABN AMRO BANK, N.V.

                      by
                         /s/ Frances O'R. Logan
                         ---------------------------------------
                         Name: Frances O'R. Logan
                         Title: Senior Vice President

                      by
                         /s/ David Carrington
                         ---------------------------------------
                         Name: David Carrington
                         Title: Vice President


                    BANKBOSTON, N.A.

                      by
                         /s/ William F. Hamilton
                         ---------------------------------------
                         Name: William F. Hamilton
                         Title: Director

                    BANK ONE, NA [MAIN OFFICE CHICAGO]

                      by
                         /s/ Stephen E. McDonald
                         ---------------------------------------
                         Name: Stephen E. McDonald
                         Title: Senior Vice President


                    THE BANK OF NEW YORK

                      by
                         /s/ John C. Lambert
                         ---------------------------------------
                         Name: John C. Lambert
                         Title: Vice President


                    THE BANK OF NOVA SCOTIA

                      by
                         /s/ James R. Trimble
                         ---------------------------------------
                         Name: James R. Trimble
                         Title: Senior Relationship
                             Manager

                    BANK OF TOKYO-MITSUBISHI TRUST
                    COMPANY

                      by
                         /s/ J. Brown
                         ---------------------------------------
                         Name: J. Brown
                         Title: Vice President


                    CITICORP USA, INC.

                      by
                         /s/ Elizabeth H. Minnella
                         ---------------------------------------
                         Name: Elizabeth H. Minnella
                         Title: Vice President


                    CREDIT SUISSE FIRST BOSTON

                      by
                         /s/ David W. Kratovil
                         ---------------------------------------
                         Name: David W. Kratovil
                         Title: Director

                      by
                         /s/ Joel Glodowski
                         ---------------------------------------
                         Name: Joel Glodowski
                         Title: Managing Director


                    DEUTSCHE BANK AG NEW YORK BRANCH
                    AND/OR CAYMAN ISLANDS BRANCH

                      by
                         /s/ Alexander Karow
                         ---------------------------------------
                         Name: Alexander Karow
                         Title: Assistant Vice President

                      by
                         /s/ William W. McGinty
                         ---------------------------------------
                         Name: William W. McGinty
                         Title: Director


                    DRESDNER BANK AG, NEW YORK AND GRAND

                    CAYMAN BRANCHES

                      by
                         /s/ Laura G. Fazio
                         ---------------------------------------
                         Name: Laura G. Fazio
                         Title: First Vice President

                      by
                         /s/ Constance Loosemore
                         ---------------------------------------
                         Name: Constance Loosemore
                         Title: Assistant Vice President


                    THE FUJI BANK, LIMITED

                      by
                         /s/ Raymond Ventura
                         ---------------------------------------
                         Name: Raymond Ventura
                         Title: Vice President & Manager

                    THE INDUSTRIAL BANK OF JAPAN,
                    LIMITED, NEW YORK BRANCH

                      by
                         /s/ J. Kenneth Biegen
                         ---------------------------------------
                         Name: J. Kenneth Biegen
                         Title: Senior Vice President


                    SANPAOLO IMI S.P.A.

                      by
                         /s/ Luca Sacchi
                         ---------------------------------------
                         Name: Luca Sacchi
                         Title: Vice President

                      by
                         /s/ Robert Wurster
                         ---------------------------------------
                         Name: Robert Wurster
                         Title: First Vice President


                    LLOYDS TSB BANK PLC

                      by

                         /s/ David Rodway
                         ---------------------------------------
                         Name: David Rodway
                         Title: Assistant Director R156

                      by
                         /s/ Louise Miller
                         ---------------------------------------
                         Name: Louise Miller
                         Title: Assistant Vice President
                              Structured Finance M256


                    MELLON BANK, N.A.

                      by
                         /s/ Maria N. Sisto
                         ---------------------------------------
                         Name: Maria N. Sisto
                         Title: Assistant Vice President


                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                      by
                         /s/ Robert Bottamedi
                         ---------------------------------------
                         Name: Robert Bottamedi
                         Title: Vice President

                    NATIONAL WESTMINSTER BANK PLC
                    NEW YORK BRANCH, as lender

                      by
                         /s/ Richard Freedman
                         ---------------------------------------
                         Name: Richard Freedman
                         Title: Director, North America


                    NATIONAL WESTMINSTER BANK PLC
                    NASSAU BRANCH, as lender

                      by
                         /s/ Richard Freedman
                         ---------------------------------------
                         Name: Richard Freedman
                         Title: Director, North America

                    ROYAL BANK OF CANADA

                      by
                         /s/ Barbara Meijer
                         ---------------------------------------
                         Name: Barbara Meijer
                         Title: Senior Manager


                    THE ROYAL BANK OF SCOTLAND PLC

                      by
                         /s/ Derek Bonnar
                         ---------------------------------------
                         Name: Derek Bonnar
                         Title: Vice President


                    SOCIETE GENERALE FINANCE (IRELAND) LIMITED

                      by
                         /s/ Richard Wanless
                         ---------------------------------------
                         Name: Richard Wanless
                         Title: Managing Director

                      by
                         /s/ Aidan Storey
                         ---------------------------------------
                         Name: Aidan Storey
                         Title: Account Manager

                    THE TORONTO-DOMINION BANK

                      by
                         /s/ Mark A. Baird
                         ---------------------------------------
                         Name: Mark A. Baird
                         Title: Manager Credit
                         Administration


                    WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH

                      by
                         /s/ Lucie L. Guernsey
                         ---------------------------------------
                         Name: Lucie L. Guernsey
                         Title: Director